UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Announces Proxy Voting Results

CLEVELAND—May 14, 2008—Cleveland-Cliffs Inc (NYSE: CLF) announced that the following individuals were elected as directors of the Company at its Annual Meeting of Shareholders held on May 13, 2008. Nine of the Company’s 10 directors are considered independent directors.

• Ronald C. Cambre, Former Chairman and Chief Executive Officer of Newmont Mining Corporation.

• Joseph A. Carrabba, Chairman, President and Chief Executive Officer of the Company.

• Susan M. Cunningham, Senior Vice President of Exploration and Corporate Reserves of Noble Energy Inc.

• Barry J. Eldridge, Former Managing Director and Chief Executive Officer of Portman Limited, and current Chairman of Vulcan Resources Ltd and Wedgetail Mining Limited.

• Susan M. Green, Deputy General Counsel, U.S. Congressional Office of Compliance.

• James D. Ireland III, Managing Director of Capital One Partners, Inc.

• Francis R. McAllister, Chairman and Chief Executive Officer of Stillwater Mining Company.

• Roger Phillips, Former President and Chief Executive Officer of IPSCO Inc.

• Richard K. Riederer, Former Chief Executive Officer and President of Weirton Steel Corporation and current Chief Executive Officer of RKR Asset Management.

• Alan Schwartz, Professor of Law at Yale Law School and Professor at the Yale School of Management.

Shareholders also voted to approve the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

Institutional Shareholder Services (ISS), an independent organization that rates corporate governance, recently evaluated and ranked Cliffs’ corporate governance practices. According to ISS, Cleveland-Cliffs’ corporate governance quotient as of May 1, 2008, was better than 98.1 percent of S&P 400 companies and 99.3 percent of Materials companies. Cliffs’ corporate governance guidelines, as well as news releases and other information on the Company, are available on the Internet at: http://www.cleveland-cliffs.com.

To be added to Cleveland-Cliffs’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. The Company operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cliffs also owns 80% of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30% interest in the Amapá Project, a Brazilian iron ore project, and a 45% economic interest in the Sonoma Project, an Australian coking and thermal coal project.

SOURCE: Cleveland-Cliffs Inc

CONTACT:
Steve Baisden
Director, Investor Relations and Corporate Communications
(216) 694-5280
srbaisden@cleveland-cliffs.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

May 14, 2008	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary